SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           May 11, 2017
                           Date of Report
                 (Date of Earliest Event Reported)

                       DIVERSE DEVELOPMENT GROUP INC.
        (Exact Name of Registrant as Specified in its Charter)

 Delaware                   000-55634                81-2338251
(State or other       (Commission File Number)      (IRS Employer
jurisdiction           of incorporation)           Identification No.)

                         4819 Wood Pointe Way
                         Sarasota, Florida 34233
         (Address of principal executive offices) (zip code)

                              617-510-1777
          (Registrant's telephone number, including area code

ITEM 4.02    Non-Reliance on Previously Issued Financial Statements
		or a Related Audit Report or Completed Interim Review

    	The management of Diverse Development Group, Inc. (the "Company") has determined that the financial statements of December 31, 2016 should no longer be relied upon because of an error discovered in such financial statements.

       These financial statements were filed with with the Company's Form 10-K on April 10, 2017.

       Management of the Company recently recognized that it failed to notify the independent accountants of the sale of 415,000 shares of its common stock for an aggregate sales price of $415 on December 30, 2016.

       Management notified the independent accountants of such error requesting correction of the audit for the year ended December 31, 2016. Management intends to file an amended Form 10-K upon receipt of the corrected audit.

      The independent accountants have issued a letter acknowledging and agreeing to the statements made herein.

ITEM   9.01   EXHIBITS

7.01	 Letter from independent accountant regarding non-reliance on a
	 previously issued audit report



                          SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                    DIVERSE DEVELOPMENT GROUP, INC.


Date: May 12, 2017                  /s/  Christopher Kiritsis
                                               President